UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2023

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

To Our Valued Shareholders

Megan McClellan President and Principal Executive Officer

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2023 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company LLC and is listed on the New York Stock Exchange under the ticker TSI. For the year, shares of TSI rose by 7.15% while the Fund’s net asset value (i.e., value of the underlying assets) increased by 12.57%. The Fund’s twelve-month price-based return was below the
NAV-based
return, as the discount between NAV and share price grew from
-6.3%
at the beginning of the period to
-9.1%
by December 31, 2023.
Over the past four quarters, the Fund paid dividends of six cents per share each quarter, as well as a special cash payment of 11.5 cents per share. This represents an annualized rate of approximately 36 cents per share, contributing to a realized
12-month
trailing yield of approximately 7.7%, as of 12/31/2023. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

	Total Return as of December 31, 2023 (Annualized for periods over 1 Year)
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (1)	Since 3/5/87 (2)
Price-Based Return	7.15	-0.28	3.81	4.45	8.17	7.47
NAV-Based Return	9.84	1.63	4.06	4.21	7.52	7.82
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps	9.34	6.29	5.99	5.33	5.45	n/a

(1)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(2)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Letter to Shareholders (Continued)

Management Commentary
En route to a third consecutive down year for U.S. fixed income, things were looking grim in mid-October
as the second quarter’s runup in rates persisted until late in the month. Reflecting the market’s adoption and pricing of a
“higher-for-longer”
view on the Fed, the
all-important
5-
to
10-Year
span of the Treasury yield curve saw an
over-160
basis point (bps) rise from the early-year lows accompanying the regional banking turmoil. However, almost immediately following the moment on October 19th that the entire U.S. Treasury curve breached 5% for the first time since the Global Financial Crisis (GFC), a very sharp rally ensued and lasted through year-end.
Yields fell anywhere from 90 to 115 bps in the last two and a half months of the year, and in doing so, delivered a 9.3% gain to the Bloomberg U.S. Aggregate Bond Index over the same period, turning 2023 performance decidedly positive. Ironically, it was late July when the Fed last raised rates, bringing the cumulative cycle hike to 525 bps, but the market continued to sell off. Credit this Fed regime for the work it’s done on the credibility front through a difficult 2022 to make the market heed them, seemingly the antithesis of the past
30-ish
years. The higher yield curve and its prospective impact, along with continued moderation in inflation, finally provided some opportunity for a dovish pivot. This was most prominently highlighted by the December FOMC (Federal Open Market Committee) meeting, which came with a new “dot plot” that showed no additional hikes for the first time since March 2021, leaving little doubt that the Fed’s tightening cycle was over.
The S&P 500 Index also soared in the final months of the year, bringing the 2023 gain to over 26%, though notably dispersion was markedly low as the “Magnificent 7” – a group of large, high-profile tech stocks in the Index – alone gained nearly 110%. As prefaced above, fixed income returns were weighed down by higher yields through October, before reversing course on a rate rally. The Bloomberg U.S. Aggregate Bond Index clawed back what was until that point a 3.4%
year-to-date
loss to finish 2023 decidedly in the green. The fourth quarter produced a 6.8% total return for fixed income assets broadly, while the annual period netted a 5.5% gain that was 140 bps ahead of duration-matched Treasuries. U.S. investment grade credit, which gained 8.2% for the year (and for the fourth quarter), saw yield premiums decline to a low level of 93 bps over Treasuries. Meanwhile, high yield corporates delivered a resounding 13.4% return for the year with nearly 890 bps of positive excess returns. Among securitized products, agency MBS (mortgage-backed securities) staged an impressive comeback in the final two months of 2023 as rates fell, with top-line
performance for the year coming in at 5.1% with 68 bps of excess returns. However, the unusual volatility of last year is masked by those figures, as the current coupon mortgage spread round-tripped across a 75 bps range (from a low of 119 bps in February, to twin peaks of 194 bps in May and 189 bps in October).
Non-agency
MBS also fared well, with home prices much more resilient than the market expected over the past two years, despite a nearly 500 bps rise in mortgage rates over this period. In CMBS (commercial mortgage-backed securities), headline concerns surrounding office collateral property values pushed yield premiums higher for the year, particularly private label issues, though the sector returned nearly 5.5% for the annual period (driven largely by the fourth quarter rally). Finally, asset-backed securities gained 5.5% and benefitted from their largely floating rate structure and shorter durations for most of the year, though cracks began to appear in non-residential
consumer debt where performance is expected to deteriorate.
The Economy and Market Ahead
While the headline narrative is one of a still-resilient economy, there are nascent signs of weakness in the U.S., which we believe could be the first stage of an economic hard landing. The cumulative effect of 525 bps of Fed hikes, which went on well past the initial point of yield curve inversion, should have meaningful consequences for the U.S. economy and lead to a recession within the first half of 2024. Signs of stress are already apparent in lower-income cohorts, where indicators such as credit card usage, loss rates on unsecured consumer loans, GNMA (Government National Mortgage Association) delinquencies, and subprime auto loan delinquencies signal caution, and expectations are for financial stress to move up the income spectrum as the economy continues to slow, with a weakening labor market adding additional challenges to consumers. In fact, the labor market remains the key to wage deceleration and a potential hard landing going forward. The Fed clearly wants to keep rates as high as they can for as long as they can to ensure that the inflation beast has been well and truly tamed, which implies a later start to the easing cycle. However, once the easing cycle starts, it is likely to go faster than both the Fed and markets currently project, as the Fed will likely have to ease aggressively to help mitigate the impact of a recession. Regardless of the type of landing, rates are set to come down, particularly in the front-end,
leading to a steeper curve.

Letter to Shareholders (Continued)

Portfolio Positioning

SECTOR ALLOCATION

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
MBS ALLOCATION

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities —
Non-agency
(CMBS
NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities —
Non-agency
(RMBS
NON-AGENCY)

Modest leverage can be utilized by the Fund through a Line of Credit facility. A very small amount of the $70 million commitment was tapped during the first half of 2023 as opportunities arose mid-way
through the second quarter, but was entirely paid back by
mid-July.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,

Megan McClellan
President and Principal Executive Officer

TCW Strategic Income Fund, Inc.
Management Discussion

Notwithstanding a particularly challenging October, the TCW Strategic Income Fund (TSI) posted strong performance in the fourth quarter to bring returns for the one-year
period to 9.8%
(NAV-based
return), approximately 50 basis points (bps) ahead of the Bloomberg
3-Month
U.S. Treasury Bellwethers Index + 400 bps. Relative performance benefitted from the positive duration position, which contributed significantly in the fourth quarter as rates fell, boosting the full-year impact. Meanwhile, the allocation to fixed income spread sectors boosted full-year performance as growing investor optimism for the potential of a soft landing and resilient macro data prints drove yield premiums lower across fixed income sectors throughout the year. Corporate credit, in particular, saw outperformance relative to duration-adjusted Treasuries in both the investment grade and high yield cohorts, rewarding the Fund’s broader corporate market beta exposure. More specifically, notable contributions came from senior issues of large banks and high-quality communications names. Consistent with disciplined value investing, the outsized compression of corporate yield spreads over the latter half of the year led to a trimming of the Fund’s corporate exposure, crystalizing gains and affording the Fund buy liquidity to redeploy upon future pricing and spread dislocations. Turning to securitized products, residential MBS constituted the largest position throughout the year, weighing on performance for most of the period given the sizeable allocation to agency MBS and historical cheapness with which the sector traded for the first ten months of the year. However, the fall in rates and decline in volatility at year-end
significantly benefitted agency-backed mortgages and turned what had been a headwind to Fund returns into a tailwind. Meanwhile, non-agency
MBS issues, owing largely to their floating rate structures and minimal interest rate durations, had a stable positive performance impact despite the year’s elevated rate volatility as yield spreads tightened across collateral types and deal structures. Similarly, CLO (collateralized loan obligations) holdings contributed for the year as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to strong returns. Finally, equity holdings in the Fund contributed overall due to energy, banking, and REIT (real estate investment trust) names, while equity exposure in the non-cyclicals
space were a small drag.
Duration positioning increased steadily throughout 2023 as yields moved higher, reaching a year-to-date
high of 3.5 years in October as rates peaked before passively shortening in the final two months of the year from agency MBS exposure to finish at approximately 3.0 years. Sector positioning is focused on high-quality securitized products, particularly residential MBS. Agency MBS represents attractive relative value and offers considerable total return potential even after a sizable year-end
rally, informing continued conviction in the space and a considerable overweight.
Non-agency
MBS also exhibits good yields and solid fundamentals as years of amortization and housing price appreciation have built up substantial equity in the underlying properties, while an overall lag in housing supply in the decade-plus since the GFC has been supportive as well. Commercial MBS is a sector with both prospective volatility and opportunity; market liquidity and demand remain plentiful for senior issues backed by trophy properties, while deals backed by weaker collateral are likely to see challenges, including principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches. Thus, Fund holdings reflect more targeted positions, to provide greater comfort with the risk profile of underlying collateral. Among ABS, we expect consumer stress to migrate up the quality spectrum to those in the middle-income cohorts as the economy slows in 2024, making us wary of weaker structures and collateral types, though there are pockets of value in select subsectors such as CLOs and single-family rentals. While securitized products offer more compensation for the potential risks associated with a recessionary environment, the corporate market does not, with yield premiums at historically low levels. It is our view

TCW Strategic Income Fund, Inc.
Management Discussion (Continued)

that the risk of spreads tightening meaningfully from current levels is small, but the risk of significant widening is substantial. Thus, positioning remains cautious in both the investment grade and high yield space, focused on defensive sectors and select financials, including large money center banks, though we expect there to be ample opportunities to add to the corporate basis in 2024 when valuations are more compelling.
Dividend Distribution Discussion
The goal of the Fund’s distribution policy is to maintain a stable payout without having to return capital to investors. A stable dividend policy will inevitably result in income surplus or deficit at the end of the year given variations in the sources of the Fund’s distributable income. The Fund maintains a modest reserve balance such that an income surplus remains at the end of the year as opposed to a shortfall.
TCW will continue to monitor the Fund’s income reserve for increases in surplus or shortfall and make adjustments to the quarterly dividend as warranted, with the goal of minimizing the dispersion of the quarterly dividend amounts and maintaining the dividend’s stability.
Options Disclosure
The Fund may from time to time, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities on an amount up to 5% of its total assets; or (2) purchase put options on such common stocks on an amount up to 5% of its total assets.

TCW Strategic Income Fund, Inc.

Schedule of Investments	December 31, 2023

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 105.5% of Net Assets

ASSET-BACKED SECURITIES — 15.5%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2),(3),(4)	12/27/44	$3,368	$639,753

Allegro CLO XII Ltd. Series 2020-1A, Class B

7.37% (3 mo. USD Term SOFR + 1.962%) (1),(5)	01/21/32	475,000	474,663

Allegro CLO XIII Ltd. Series 2021-1A, Class B

7.38% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34	650,000	649,671

AMSR Trust Series 2020-SFR1, Class I

8.19% (1)	04/17/37	850,000	836,201

AMSR Trust Series 2020-SFR2, Class F

5.25% (1)	07/17/37	1,375,000	1,321,898

AMSR Trust Series 2020-SFR3, Class E1

2.56% (1)	09/17/37	1,000,000	933,360

Apidos CLO XXXVII Ltd. Series 2021-37A, Class B

7.27% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/22/34	725,000	722,755

Barings CLO Ltd. Series 2022-2A, Class A

7.19% (3 mo. USD Term SOFR + 1.800%) (1),(5)	07/15/35	550,000	550,550

Bayview Commercial Asset Trust Series 2003-2, Class A

6.34% (1 mo. USD Term SOFR + 0.984%) (1),(5)	12/25/33	79,440	77,820

BCRED CLO LLC Series 2023-1A, Class A

1.00% (-3 mo. USD Term SOFR + 2.300%) (1),(5)	01/20/36	850,000	853,066

BlackRock Rainier CLO VI Ltd. Series 2021-6A, Class A

7.38% (3 mo. USD Term SOFR + 1.962%) (1),(5)	04/20/33	700,000	697,935

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

1.48% (1),(6)	10/25/45	4,467,290	148,993

Carvana Auto Receivables Trust Series 2020-P1, Class R

0.00% (1),(3)	09/08/27	2,000	188,871

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(3)	06/12/28	2,200	260,166

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(3)	12/11/28	4,700	374,836

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(3)	09/10/29	2,900	408,431

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(3)	03/11/30	4,400	754,725

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(3)	06/10/30	$2,000	$489,077

Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR

7.03% (3 mo. USD Term SOFR + 1.612%) (1),(5)	04/20/34	700,000	687,107

CIFC Funding Ltd. Series 2018-1A, Class SUB

0.00% (1),(6),(7)	04/18/31	650,000	266,253

CIFC Funding Ltd. Series 2022-2A, Class INCB

0.00% (1),(6),(7)	04/19/35	685,000	541,690

CIT Education Loan Trust Series 2007-1, Class A

5.70% (90 day USD SOFR Average + 0.352%) (1),(5)	03/25/42	335,875	318,639

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

2.42% (1),(6)	08/25/41	2,118,777	139,691

FirstKey Homes Trust Series 2020-SFR1, Class G

4.78% (1)	08/17/37	1,735,000	1,635,258

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	1,173,000	1,055,508

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38	1,015,000	885,990

Global SC Finance II SRL Series 2014-1A, Class A2

3.09% (1)	07/17/29	25,317	24,910

Goal Capital Funding Trust Series 2006-1, Class B

6.09% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	118,588	108,676

GoldenTree Loan Management U.S. CLO Ltd. Series 2023-17A, Class D

10.25% (3 mo. USD Term SOFR + 5.000%) (1),(5)	07/20/36	650,000	657,707

Golub Capital Partners CLO 42M-R Series 2019-42RA, Class A2R

0.00% (-3 mo. USD Term SOFR + 2.750%) (1),(5),(8)	01/20/36	600,000	600,555

Golub Capital Partners CLO 69M Series 2023-69A, Class B1

8.66% (3 mo. USD Term SOFR + 3.250%) (1),(5)	11/09/36	870,000	874,907

Harvest Commercial Capital Loan Trust Series 2019-1, Class A

3.29% (1),(6)	09/25/46	135,574	131,609

HOA Funding LLC Series 2021-1A, Class A2

4.72% (1)	08/20/51	586,500	455,141

HPS Loan Management Ltd. Series 2023-18A, Class D

11.08% (3 mo. USD Term SOFR + 5.750%) (1),(5)	07/20/36	600,000	614,982

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

ITE Rail Fund Levered LP Series 2021-1A, Class A

2.25% (1)	02/28/51	$366,684	$320,663

J.G. Wentworth XXXVIII LLC Series 2017-1A, Class A

3.99% (1)	08/16/60	179,071	157,409

MetroNet Infrastructure Issuer LLC

7.95%	04/20/53	850,000	866,203

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(7)	12/20/46	766,951	83,164

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(7)	04/22/47	1,150,000	44,198

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(7)	06/20/52	1,594,601	85,010

OCP CLO Ltd. Series 2021-21A, Class B

7.38% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34	400,000	400,610

OCP CLO Ltd. Series 2023-28A, Class D

10.77% (3 mo. USD Term SOFR + 5.350%) (1),(5)	07/16/36	700,000	713,094

Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2

7.43% (3 mo. USD Term SOFR + 2.012%) (1),(5)	01/20/34	420,000	419,873

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,178,514

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,266,509

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,405,025

Rad CLO Ltd. Series 2023-22A, Class D

10.37% (3 mo. USD Term SOFR + 5.000%) (1),(5)	01/20/37	350,000	356,457

Regatta XII Funding Ltd. Series 2019-1A, Class BR

7.26% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/15/32	725,000	721,358

Rockford Tower CLO Ltd. Series 2017-2A, Class BR

7.16% (3 mo. USD Term SOFR + 1.762%) (1),(5)	10/15/29	800,000	795,936

Rockford Tower CLO Ltd. Series 2020-1A, Class D

9.43% (3 mo. USD Term SOFR + 4.012%) (1),(5)	01/20/32	600,000	598,980

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(3)	03/15/29	5,000	767,843

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(3)	06/15/28	5,500	507,121

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLC Student Loan Trust Series 2004-1, Class B

5.89% (90 day USD SOFR Average + 0.552%) (5)	08/15/31	$154,462	$130,949

SLC Student Loan Trust Series 2006-1, Class B

5.82% (90 day USD SOFR Average + 0.472%) (5)	03/15/55	219,395	181,689

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(3)	10/28/29	1,000	423,449

SLM Student Loan Trust Series 2004-2, Class B

6.07% (90 day USD SOFR Average + 0.732%) (5)	07/25/39	192,224	177,759

SLM Student Loan Trust Series 2005-9, Class B

5.90% (90 day USD SOFR Average + 0.562%) (5)	01/25/41	286,988	260,364

SLM Student Loan Trust Series 2007-6, Class B

6.45% (90 day USD SOFR Average + 1.112%) (5)	04/27/43	96,672	90,276

SLM Student Loan Trust Series 2007-7, Class B

6.35% (90 day USD SOFR Average + 1.012%) (5)	10/27/70	150,000	135,401

SLM Student Loan Trust Series 2008-2, Class B

6.80% (90 day USD SOFR Average + 1.462%) (5)	01/25/83	225,000	209,388

SLM Student Loan Trust Series 2008-3, Class B

6.80% (90 day USD SOFR Average + 1.462%) (5)	04/26/83	225,000	212,527

SLM Student Loan Trust Series 2008-4, Class B

7.45% (90 day USD SOFR Average + 2.112%) (5)	04/25/73	515,000	505,734

SLM Student Loan Trust Series 2008-5, Class B

7.45% (90 day USD SOFR Average + 2.112%) (5)	07/25/73	260,000	256,175

SLM Student Loan Trust Series 2008-6, Class B

7.45% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	225,000	208,959

SLM Student Loan Trust Series 2008-7, Class B

7.45% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	305,000	285,145

Stratus CLO Ltd. Series 2021-3A, Class SUB

0.00% (1),(6)	12/29/29	750,000	447,697

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46	$452,711	$452,711

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36	300,000	307,413

Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2

1.65% (28 day ARS) (1),(5)	07/01/42	1,050,000	970,315

Textainer Marine Containers VII Ltd. Series 2021-2A, Class A

2.23% (1)	04/20/46	1,235,067	1,104,150

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46	1,165,603	993,788

Total Asset-backed Securities

(Cost: $40,535,184)			37,423,250

MORTGAGE-BACKED SECURITIES — 56.3%

Commercial Mortgage-backed Securities — Agency — 1.0%

Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O)

1.01% (6)	07/25/33	1,295,000	100,087

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O)

2.10% (6)	08/25/42	3,110,000	59,406

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O)

2.03% (6)	11/25/42	4,875,000	65,698

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

1.55% (6)	10/25/43	2,330,000	51,629

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.90% (6)	12/25/44	2,500,000	121,875

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K726, Class X1 (I/O)

0.90% (6)	04/25/24	7,473,270	5,427

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O)

1.99% (6)	11/25/45	3,455,000	51,354

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

2.17% (6)	05/25/46	2,400,000	72,790

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.15% (6)	05/25/47	3,750,000	176,031

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.22% (6)	06/25/27	$7,312,561	$166,938

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.03% (6)	03/25/26	8,017,993	150,760

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.10% (6)	03/25/29	690,000	52,452

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q010, Class XPT2 (I/O)

0.36%	08/25/24	878,584	1,644

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (6)	05/25/27	2,823,418	81,917

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,060,987	898,454

Federal National Mortgage Association-Aces Series 2016-M11, Class X2 (ACES) (I/O)

3.05% (6)	07/25/39	732,290	10,953

Federal National Mortgage Association-Aces Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (6)	03/25/29	7,900,000	217,937

Government National Mortgage Association Series 2009-114, Class IO (I/O)

0.01% (6)	10/16/49	4,655,949	75

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (6)	09/16/50	4,855,897	48,765

Government National Mortgage Association Series 2011-105, Class IO (I/O)

0.00% (6),(7)	09/16/51	3,405,072	4

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.00% (6),(7)	08/16/51	1,192,233	19

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.56% (6)	02/16/53	1,101,359	17,202

Government National Mortgage Association Series 2012-4, Class IO (I/O)

0.00% (6),(7)	05/16/52	2,862,795	29

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.05% (6)	02/16/55	6,213,893	3,418

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (6)	05/16/55	2,113,208	14,060

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.90% (6)	11/16/54	$1,339,370	$29,591

Total Commercial Mortgage-backed Securities — Agency

(Cost: $5,965,663)			2,398,515

Commercial Mortgage-backed Securities — Non-Agency — 6.3%

BBCMS Mortgage Trust Series 2020-BID, Class D

10.11% (1 mo. USD Term SOFR + 4.744%) (1),(5)	10/15/37	705,000	656,063

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.29% (1),(6)	12/15/62	535,000	28,790

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.54% (1),(6)	09/15/48	555,000	440,225

BXHPP Trust Series 2021-FILM, Class C

6.58% (1 mo. USD Term SOFR + 1.214%) (1),(5)	08/15/36	430,000	386,656

BXHPP Trust Series 2021-FILM, Class D

6.98% (1 mo. USD Term SOFR + 1.614%) (1),(5)	08/15/36	515,000	448,463

BXP Trust Series 2017-GM, Class D

3.42% (1),(6)	06/13/39	375,000	321,592

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.35% (1),(6)	05/10/47	4,710,600	13,784

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.71% (6)	11/10/48	6,189,975	62,578

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.36% (1),(6)	12/10/44	14,633,291	340

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.72% (6)	10/10/46	1,993,552	105

COMM Mortgage Trust Series 2014-CR18, Class XA (I/O)

0.91% (6)	07/15/47	4,752,807	9,583

COMM Mortgage Trust Series 2014-CR21, Class XA (I/O)

0.83% (6)	12/10/47	14,818,652	83,372

COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O)

0.60% (1),(6)	02/10/37	5,644,863	26,745

COMM Mortgage Trust Series 2020-CX, Class E

2.68% (1),(6)	11/10/46	370,000	228,432

CSMC Trust Series 2020-FACT, Class F

11.88% (1 mo. USD Term SOFR + 6.521%) (1),(5)	10/15/37	1,017,000	655,385

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Extended Stay America Trust Series 2021-ESH, Class F

9.18% (1 mo. USD Term SOFR + 3.814%) (1),(5)	07/15/38	$606,736	$591,836

Frost CMBS DAC Series 2021-1A, Class EUE

7.99% (3 mo. EUR EURIBOR + 3.990%) (1),(5)	11/20/33	741,028	713,308

Grace Trust Series 2020-GRCE, Class D

2.68% (1),(6)	12/10/40	700,000	523,238

Grace Trust Series 2020-GRCE, Class F

2.68% (1),(6)	12/10/40	376,000	243,315

Grace Trust Series 2020-GRCE, Class X (I/O)

0.30% (1),(6)	12/10/40	10,620,000	184,909

GS Mortgage Securities Corp. Trust Series 2020-UPTN, Class XA (I/O)

0.35% (1),(6)	02/10/37	3,150,000	8,944

GS Mortgage Securities Trust Series 2014-GC18, Class XB (I/O)

0.17% (6)	01/10/47	66,563,000	61,631

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.73% (6)	05/10/49	4,036,432	118,204

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

2.94% (1),(6)	12/10/41	150,000	106,741

ILPT Trust Series 2019-SURF, Class A

4.15% (1)	02/11/41	240,000	223,027

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.82% (6)	11/15/47	6,776,942	19,548

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class XA (I/O)

0.89% (6)	08/15/47	1,329,498	1,647

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.58% (6)	09/15/47	8,423,931	19,679

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(6)	05/15/48	26,458,000	161,355

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.81% (6)	03/15/50	10,089,961	190,910

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.39% (1),(6)	02/15/46	49,379,247	122,009

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O)

0.94% (6)	04/15/46	1,116,872	5,139

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	527,251

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (1)	09/10/39	$695,000	$614,190

Med Trust Series 2021-MDLN, Class G

10.73% (1 mo. USD Term SOFR + 5.364%) (1),(5)	11/15/38	666,800	637,409

MFT Mortgage Trust Series 2020-B6, Class C

3.28% (1),(6)	08/10/40	220,000	126,031

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O)

1.00% (6)	04/15/48	8,044,165	56,943

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O)

0.68% (6)	05/15/48	8,772,659	67,940

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O)

1.26% (6)	11/15/49	6,219,063	158,394

Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D

4.40% (1),(6)	08/15/36	835,000	499,628

Roseville Ltd.

8.61% (4)	03/29/25	605,000	603,790

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(6)	01/05/43	805,000	596,001

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.39% (1),(6)	01/05/43	880,000	414,346

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

8.06% (1 mo. USD Term SOFR + 2.700%) (1),(5)	01/15/39	1,005,000	947,472

Taurus U.K. DAC Series 2021-UK1X, Class E

8.87% (Sterling Overnight Index Average + 3.650%) (5),(9)	05/17/31	665,115	808,727

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.07% (6)	11/15/50	5,642,426	163,285

VASA Trust Series 2021-VASA, Class B

6.73% (1 mo. USD Term SOFR + 1.364%) (1),(5)	07/15/39	1,000,000	799,456

Vita Scientia DAC Series 2022-1X, Class D

6.45% (3 mo. EUR EURIBOR + 2.490%) (5),(9)	02/27/33	1,500,000	1,439,322

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.35% (6)	06/15/46	253,305	477

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

WFRBS Commercial Mortgage Trust Series 2014-C24, Class XA (I/O)

0.83% (6)	11/15/47	$5,038,142	$16,101

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $21,910,848)			15,134,316

Residential Mortgage-backed Securities — Agency — 20.8%

Federal Home Loan Mortgage Corp. REMICS Series 1673, Class SD (I/F) (PAC)

9.70% (-10 yr. CMT + 19.391%) (5)	02/15/24	118	118

Federal Home Loan Mortgage Corp. REMICS Series 1760, Class ZD

4.00% (10 yr. CMT - 0.500%) (5)	02/15/24	255	255

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (P

0.18% (-30 day USD SOFR Average + 5.516%) (5)	03/15/36	1,174,426	76,771

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

1.20% (-30 day USD SOFR Average + 6.536%) (5)	11/15/36	263,339	31,570

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

0.66% (-30 day USD SOFR Average + 5.996%) (5)	05/15/37	47,753	2,670

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

0.80% (-30 day USD SOFR Average + 6.136%) (5)	06/15/38	80,511	7,604

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

1.16% (-30 day USD SOFR Average + 6.496%) (5)	04/15/42	469,284	50,668

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

0.66% (-30 day USD SOFR Average + 5.996%) (5)	05/25/37	39,067	2,975

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

0.65% (-30 day USD SOFR Average + 5.986%) (5)	05/25/37	677,023	54,139

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

1.30% (-30 day USD SOFR Average + 6.636%) (5)	09/25/39	118,276	12,221

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

1.13% (-1 mo. USD Term SOFR + 6.486%) (5)	07/20/36	$773,125	$69,534

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

0.00% (-1 mo. USD Term SOFR + 4.636%) (5),(7)	11/20/36	1,032,592	26,731

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

0.93% (-1 mo. USD Term SOFR + 6.286%) (5)	05/20/38	395,233	8,919

Government National Mortgage Association REMICS Series 2014-118, Class ST

0.13% (-1 mo. USD Term SOFR + 5.486%) (5)	08/20/44	4,085,351	318,256

Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O)

3.50%	11/20/46	1,304,554	228,303

Government National Mortgage Association, TBA

5.00% (10)	05/01/53	3,025,000	3,007,577

4.50% (10)	05/01/53	1,275,000	1,244,523

5.50% (10)	06/01/53	1,850,000	1,862,136

Uniform Mortgage-Backed Security, TBA

2.00% (10)	12/01/51	9,475,000	7,745,812

2.50% (10)	12/01/51	10,300,000	8,775,922

3.00% (10)	02/01/52	2,750,000	2,432,998

3.50% (10)	03/01/52	2,575,000	2,360,901

4.00% (10)	05/01/52	10,050,000	9,506,695

5.00% (10)	03/01/53	5,875,000	5,813,037

5.50% (10)	04/01/53	1,500,000	1,506,563

4.50% (10)	04/01/53	5,100,000	4,949,388

Total Residential Mortgage-backed Securities — Agency

(Cost: $55,073,446)			50,096,286

Residential Mortgage-backed Securities — Non-Agency — 28.2%

ABFC Trust Series 2007-NC1, Class A2

5.77% (1 mo. USD Term SOFR + 0.414%) (1),(5)	05/25/37	750,398	698,909

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1

6.11% (1 mo. USD Term SOFR + 0.754%) (5)	05/25/34	314,912	292,097

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

5.99% (1 mo. USD Term SOFR + 0.634%) (5)	03/25/37	1,163,602	475,618

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

4.79% (6),(11)	08/25/35	$326,214	$280,276

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,213,384

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5

2.92% (1 mo. USD Term SOFR + 0.654%) (5)	03/25/36	812,299	782,646

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.92% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/36	265,576	250,564

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

5.50% (1 mo. USD Term SOFR + 0.514%) (5),(11)	11/25/35	289,087	234,295

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00% (11)	03/25/36	134,724	108,900

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50% (11)	03/25/36	88,702	77,904

Banc of America Funding Trust Series 2015-R4, Class 2A1

5.66% (1 mo. USD Term SOFR + 0.319%) (1),(5)	02/25/37	243,484	239,208

BCMSC Trust Series 2000-A, Class A4

8.29% (6)	06/15/30	3,316,690	423,118

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.20% (6)	04/25/35	174,669	170,564

Bear Stearns ARM Trust Series 2003-7, Class 9A

5.68% (6)	10/25/33	186,065	169,357

Bear Stearns ARM Trust Series 2005-9, Class A1

7.67% (1 yr. CMT + 2.300%) (5)	10/25/35	97,386	91,509

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.07% (6),(11)	06/25/47	517,493	465,175

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (6)	09/25/35	263,284	252,301

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

5.93% (1 mo. USD Term SOFR + 0.574%) (5),(11)	04/25/36	69,910	67,772

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50% (4)	03/25/37	$24,474,769	$496,149

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.54% (11)	02/25/37	769,929	476,435

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.54% (11)	02/25/37	756,018	431,525

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.32%	03/25/37	1,126,002	420,083

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

5.71% (1 mo. USD Term SOFR + 0.354%) (5)	10/25/36	1,250,000	1,120,205

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

5.61% (1 mo. USD Term SOFR + 0.254%) (5)	12/25/36	959,014	927,706

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

5.06% (6)	09/20/34	460,503	125,152

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.13% (4),(6)	09/25/36	7,250,114	29,422

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

4.52% (6)	04/20/36	675,940	479,544

CHNGE Mortgage Trust Series 2023-1, Class M1

8.34% (1),(6)	03/25/58	460,000	462,279

CIM Trust Series 2019-R1, Class A

3.25% (1),(6)	10/25/58	649,346	575,818

CIM Trust Series 2021-NR1, Class A1

2.57% (1)	07/25/55	665,990	657,476

CIM Trust Series 2021-NR2, Class A1

2.57% (1)	07/25/59	827,302	816,020

CIM Trust Series 2021-NR3, Class A1

2.57% (1)	06/25/57	220,335	214,598

CIM Trust Series 2021-NR4, Class A1

2.82% (1)	10/25/61	959,266	907,365

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(6)	06/25/57	722,242	636,095

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(6)	05/01/61	757,851	661,891

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(6)	08/25/61	1,096,000	711,389

CIM Trust Series 2022-NR1, Class A1

5.00% (1),(11)	07/25/62	322,827	312,276

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

CIM Trust Series 2023-NR1, Class A1

6.00% (1)	06/25/62	$1,059,690	$1,031,986

CIM Trust Series 2023-NR2, Class A1

6.00% (1)	06/25/62	1,126,987	1,091,937

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

7.78% (1 yr. CMT + 2.400%) (5)	10/25/35	166,036	158,841

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.35% (6),(11)	10/25/35	364,914	300,671

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00% (11)	07/25/36	580,753	510,262

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00% (11)	10/25/36	494,363	427,921

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(6),(11)	06/01/30	1,231,881	415,661

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50% (11)	10/25/35	519,867	380,445

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O)

0.03% (-1 mo. USD Term SOFR + 5.386%) (4),(5)	04/25/36	4,661,109	539,419

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

6.37% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/47	393,286	354,989

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	947,833	227,082

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38%	12/25/32	291,775	276,441

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

3.07%	12/25/36	1,800,317	1,536,426

Cross Mortgage Trust Series 2023-H1, Class A1

6.62% (1),(6)	03/25/68	942,657	952,343

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

5.85% (1 mo. USD Term SOFR + 0.494%) (5)	02/25/37	285,277	244,042

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

4.79% (6),(11)	06/25/36	886,523	773,831

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

5.67% (1 mo. USD Term SOFR + 0.314%) (5)	10/19/36	$334,145	$228,867

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1

8.74% (30 day USD SOFR Average + 3.400%) (1),(5)	10/25/41	650,000	662,077

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2

7.39% (30 day USD SOFR Average + 2.050%) (1),(5)	12/25/33	900,000	889,183

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1

9.20% (30 day USD SOFR Average + 3.864%) (1),(5)	09/25/39	678,329	698,732

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1B1

8.85% (30 day USD SOFR Average + 3.514%) (1),(5)	10/25/39	1,000,000	1,017,377

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

5.79% (1 mo. USD Term SOFR + 0.434%) (5)	10/25/36	579,937	373,704

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

6.11% (6),(11)	12/25/35	145,068	114,539

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (6)	03/20/30	417,417	299,007

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,126,730	344,272

GSAMP Trust Series 2007-NC1, Class A2C

5.62% (1 mo. USD Term SOFR + 0.264%) (5)	12/25/46	2,265,269	1,091,500

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

5.83% (1 mo. USD Term SOFR + 0.474%) (5)	05/25/36	174,567	163,324

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

3.97% (6)	05/25/35	131,408	102,863

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00% (11)	09/25/37	313,406	241,271

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

5.00% (6)	10/25/34	256,380	243,910

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.49% (6)	10/25/35	$378,596	$304,145

IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O)

0.00% (4),(6),(7)	07/25/36	220,924	2

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

3.73% (6)	06/25/36	433,128	237,168

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.28% (6),(11)	05/25/37	609,317	477,405

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

5.66% (1 mo. USD Term SOFR + 0.304%) (5)	04/25/37	1,396,174	1,256,570

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.04% (6),(11)	05/25/36	335,864	195,744

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,876,962	495,307

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

5.07% (6)	12/25/34	165,189	160,059

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	147,083	52,411

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

4.03% (1),(6),(11)	06/26/47	2,913,720	1,354,002

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

1.08% (-1 mo. USD Term SOFR + 6.436%) (4),(5)	11/25/36	2,874,423	327,076

Lehman XS Trust Series 2006-10N, Class 1A3A

5.89% (1 mo. USD Term SOFR + 0.534%) (5)	07/25/46	383,237	347,023

Lehman XS Trust Series 2006-12N, Class A31A

5.87% (1 mo. USD Term SOFR + 0.514%) (5)	08/25/46	478,981	471,640

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

6.37% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/34	347,968	334,787

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

1.63% (-1 mo. USD Term SOFR + 6.986%) (4),(5)	03/25/36	5,890,111	395,082

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	$1,060,738	$499,714

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

5.75% (1 mo. USD Term SOFR + 0.394%) (5)	05/25/37	2,000,000	1,547,360

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

5.89% (1 mo. USD Term SOFR + 0.534%) (5)	04/25/37	567,587	457,358

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

5.73% (1 mo. USD Term SOFR + 0.374%) (5)	06/25/37	444,067	417,864

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

5.83% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/37	906,775	855,183

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

5.84% (1 mo. USD Term SOFR + 0.484%) (5)	05/25/37	3,883,981	1,061,470

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

7.52% (1 yr. CMT + 2.400%) (5),(11)	08/25/36	97,921	85,923

Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1

3.72% (6)	11/25/37	228,899	209,525

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(6)	03/27/62	930,000	720,584

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (6)	02/25/36	113,805	79,408

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (6)	03/15/30	530,729	301,998

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (6)	09/15/29	1,717,630	371,656

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (6)	07/15/30	681,680	145,141

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (6)	06/15/31	1,671,028	176,084

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (6),(12),(13)	09/15/22	$538,386	$257,990

Preston Ridge Partners Mortgage LLC Series 2021-10, Class A1

2.49% (1)	10/25/26	819,001	791,172

Preston Ridge Partners Mortgage LLC Series 2021-11, Class A1

2.49% (1)	11/25/26	347,707	342,214

Preston Ridge Partners Mortgage LLC Series 2021-4, Class A1

1.87% (1)	04/25/26	1,152,653	1,128,327

Preston Ridge Partners Mortgage LLC Series 2021-8, Class A1

1.74% (1),(6)	09/25/26	627,170	606,118

Preston Ridge Partners Mortgage LLC Series 2022-1, Class A2

6.29% (1)	02/25/27	1,000,000	965,621

PRET LLC Series 2022-RN2, Class A2

6.50% (1)	06/25/52	1,255,000	1,189,930

Pretium Mortgage Credit Partners LLC Series 2022-RN3, Class A2

6.50% (1),(6)	08/25/52	1,125,000	1,029,153

PRPM LLC Series 2022-3, Class A1

5.56% (1)	06/25/27	1,170,817	1,154,976

PRPM LLC Series 2022-4, Class A2

5.00% (1)	08/25/27	1,080,000	1,026,127

Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A1

4.61% (6),(11)	07/25/35	606,590	468,681

Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21

5.05% (6),(11)	07/25/35	310,898	174,335

Residential Accredit Loans, Inc. Trust Series 2006-QA10, Class A2

5.83% (1 mo. USD Term SOFR + 0.474%) (5)	12/25/36	353,656	304,121

Residential Accredit Loans, Inc. Trust Series 2006-QS1, Class A3 (PAC)

5.75% (11)	01/25/36	213,513	166,104

Residential Accredit Loans, Inc. Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

1.69% (-1 mo. USD Term SOFR + 7.046%) (4),(5)	09/25/36	2,006,388	202,594

Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (4),(6)	06/25/36	2,557,556	53,879

Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class A2

6.00% (11)	06/25/36	277,820	211,422

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Residential Accredit Loans, Inc. Trust Series 2006-QS8, Class A3

6.00% (11)	08/25/36	$493,392	$402,995

Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O)

0.31% (4),(6)	01/25/37	5,953,350	58,361

Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O)

0.36% (4),(6)	02/25/37	7,027,802	90,375

Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A62 (TAC)

5.50% (11)	04/25/37	151,913	117,560

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36	930,266	305,629

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00% (4)	05/25/37	1,232,373	208,559

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.35% (4),(6)	09/25/36	16,093,237	172,249

Saxon Asset Securities Trust Series 2007-3, Class 2A4

5.96% (1 mo. USD Term SOFR + 0.604%) (5)	09/25/47	2,926,000	2,368,361

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.84%	01/25/36	940,185	773,375

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

5.91% (1 mo. USD Term SOFR + 0.554%) (5)	01/25/37	4,614,000	3,358,261

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

6.80% (6),(11)	10/25/35	85,343	80,907

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 2A1

4.42% (6),(11)	10/25/47	228,397	141,802

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

5.83% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/36	638,711	524,401

Verus Securitization Trust Series 2023-4, Class A1

5.81% (1)	05/25/68	1,151,008	1,148,349

VOLT CIII LLC Series 2021-CF1, Class A1

1.99% (1)	08/25/51	699,011	659,808

VOLT XCIX LLC Series 2021-NPL8, Class A1

2.12% (1)	04/25/51	1,048,096	1,015,387

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

5.62% (1 mo. USD Term SOFR + 0.264%) (5),(11)	01/25/37	1,528,631	716,886

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

0.60% (-1 mo. USD Term SOFR + 5.956%) (4),(5)	06/25/37	$1,303,473	$106,040

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

4.68% (6),(11)	04/25/37	92,271	81,443

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $70,148,825)			68,189,149

Total Mortgage-backed Securities

(Cost: $153,098,782)			135,818,266

CORPORATE BONDS — 28.9%

Aerospace & Defense — 0.4%

Boeing Co.

1.43%	02/04/24	675,000	672,475

TransDigm, Inc.

6.75% (1)	08/15/28	350,000	359,510

			1,031,985

Agriculture — 0.7%

BAT Capital Corp. (United Kingdom)

4.54%	08/15/47	135,000	103,874

5.65%	03/16/52	175,000	159,133

Imperial Brands Finance Netherlands BV (United Kingdom)

1.75% (9)	03/18/33	100,000	86,826

Imperial Brands Finance PLC (United Kingdom)

3.13% (1)	07/26/24	270,000	266,034

6.13% (1)	07/27/27	125,000	128,411

Reynolds American, Inc. (United Kingdom)

5.85%	08/15/45	975,000	920,556

			1,664,834

Airlines — 0.2%

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34	642,951	588,005

Banks — 8.3%

Bank of America Corp.

0.98% (Secured Overnight Financing Rate + 0.910%) (5)	09/25/25	395,000	381,471

1.66% (Secured Overnight Financing Rate + 0.910%) (5)	03/11/27	780,000	722,662

1.92% (Secured Overnight Financing Rate + 1.370%) (5)	10/24/31	305,000	248,075

2.30% (Secured Overnight Financing Rate + 1.220%) (5)	07/21/32	460,000	376,027

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.55% (Secured Overnight Financing Rate + 1.050%) (5)	02/04/28	$120,000	$111,306

2.88% (3 mo. USD Term SOFR + 1.452%) (5)	10/22/30	500,000	443,691

3.42% (3 mo. USD Term SOFR + 1.302%) (5)	12/20/28	395,000	372,031

4.38% (5 yr. CMT + 2.760%) (5),(14)	01/27/27	140,000	125,416

Citigroup, Inc.

2.52% (Secured Overnight Financing Rate + 1.177%) (5)	11/03/32	1,405,000	1,157,489

2.98% (Secured Overnight Financing Rate + 1.422%) (5)	11/05/30	145,000	129,385

Comerica, Inc.

5.63% (5 yr. CMT + 5.291%) (5),(14)	07/01/25	395,000	373,013
Goldman Sachs Group, Inc.

1.54% (Secured Overnight Financing Rate + 0.818%) (5)	09/10/27	1,350,000	1,225,652

2.65% (Secured Overnight Financing Rate + 1.264%) (5)	10/21/32	250,000	208,416

5.86% (Secured Overnight Financing Rate + 0.486%) (5)	10/21/24	285,000	284,680

HSBC Holdings PLC (United Kingdom)

1.59% (Secured Overnight Financing Rate + 1.290%) (5)	05/24/27	285,000	261,522

2.10% (Secured Overnight Financing Rate + 1.929%) (5)	06/04/26	430,000	409,510

2.21% (Secured Overnight Financing Rate + 1.285%) (5)	08/17/29	985,000	860,417

2.36% (Secured Overnight Financing Rate + 1.947%) (5)	08/18/31	130,000	108,018

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (5)	02/04/27	1,000,000	919,380

1.58% (Secured Overnight Financing Rate + 0.885%) (5)	04/22/27	425,000	392,377

2.07% (Secured Overnight Financing Rate + 1.015%) (5)	06/01/29	285,000	252,953

2.55% (Secured Overnight Financing Rate + 1.180%) (5)	11/08/32	265,000	221,582

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.58% (3 mo. USD Term SOFR + 1.250%) (5)	04/22/32	$505,000	$427,685

Lloyds Banking Group PLC (United Kingdom)

3.57% (3 mo. USD LIBOR + 1.205%) (5)	11/07/28	200,000	188,314

4.98% (1 yr. CMT + 2.300%) (5)	08/11/33	65,000	63,320

Morgan Stanley

0.79% (Secured Overnight Financing Rate + 0.525%) (5)	05/30/25	920,000	899,647

1.93% (Secured Overnight Financing Rate + 1.020%) (5)	04/28/32	195,000	156,509

2.24% (Secured Overnight Financing Rate + 1.178%) (5)	07/21/32	410,000	335,224

2.48% (Secured Overnight Financing Rate + 1.360%) (5)	09/16/36	190,000	150,934

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (5)	03/22/25	140,000	139,510

PNC Financial Services Group, Inc.

5.07% (Secured Overnight Financing Rate + 1.933%) (5)	01/24/34	245,000	239,929

6.88% (Secured Overnight Financing Rate + 2.284%) (5)	10/20/34	605,000	672,476

Santander U.K. Group Holdings PLC (United Kingdom)

1.09% (Secured Overnight Financing Rate + 0.787%) (5)	03/15/25	1,095,000	1,082,813

1.67% (Secured Overnight Financing Rate + 0.989%) (5)	06/14/27	55,000	50,086

U.S. Bancorp

3.70% (5 yr. CMT + 2.541%) (5),(14)	01/15/27	130,000	102,692

4.84% (Secured Overnight Financing Rate + 1.600%) (5)	02/01/34	565,000	542,490

5.84% (Secured Overnight Financing Rate + 2.260%) (5)	06/12/34	140,000	144,644

5.85% (Secured Overnight Financing Rate + 2.090%) (5)	10/21/33	115,000	118,805

UBS Group AG (Switzerland)

1.31% (Secured Overnight Financing Rate Index + 0.980%) (1),(5)	02/02/27	190,000	174,088

2.59% (Secured Overnight Financing Rate + 1.560%) (1),(5)	09/11/25	95,000	92,959

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

3.09% (Secured Overnight Financing Rate + 1.730%) (1),(5)	05/14/32	$500,000	$426,450

4.19% (Secured Overnight Financing Rate + 3.730%) (1),(5)	04/01/31	2,315,000	2,157,558

Wells Fargo & Co.

2.39% (Secured Overnight Financing Rate + 2.100%) (5)	06/02/28	1,090,000	998,834

3.35% (Secured Overnight Financing Rate + 1.500%) (5)	03/02/33	1,150,000	1,006,296

4.90% (Secured Overnight Financing Rate + 2.100%) (5)	07/25/33	200,000	194,948

			19,951,284

Beverages — 0.2%

Bacardi Ltd.

5.30% (1)	05/15/48	205,000	196,520

Triton Water Holdings, Inc.

6.25% (1)	04/01/29	475,000	416,219

			612,739

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53	60,000	63,291

Chemicals — 0.6%

ASP Unifrax Holdings, Inc.

5.25% (1)	09/30/28	280,000	204,742

Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV

4.75% (1)	06/15/27	135,000	132,131

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30	725,000	600,083

3.27% (1)	11/15/40	15,000	10,760

3.47% (1)	12/01/50	40,000	27,385

4.38%	06/01/47	60,000	46,357

5.00%	09/26/48	60,000	51,112

SK Invictus Intermediate II SARL

5.00% (1)	10/30/29	285,000	247,551

Valvoline, Inc.

3.63% (1)	06/15/31	150,000	128,286

			1,448,407

Commercial Services — 0.5%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	266,000	258,182

Global Payments, Inc.

4.88%	03/17/31	100,000	116,176

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

Hertz Corp.

4.63% (1)	12/01/26	$25,000	$22,605

5.00% (1)	12/01/29	290,000	238,696

Upbound Group, Inc.

6.38% (1)	02/15/29	270,000	254,548

VT Topco, Inc.

8.50% (1)	08/15/30	120,000	125,027

WASH Multifamily Acquisition, Inc.

5.75% (1)	04/15/26	205,000	199,291

			1,214,525

Computers — 0.1%

NCR Voyix Corp.

5.13% (1)	04/15/29	315,000	300,141

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co.

5.50% (1)	06/01/28	133,000	131,171

Diversified Financial Services — 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.30%	01/30/32	295,000	257,101

3.88%	01/23/28	130,000	123,728

Air Lease Corp.

3.63%	12/01/27	120,000	113,796

American Express Co.

3.55% (5 yr. CMT + 2.854%) (5),(14)	09/15/26	145,000	125,063

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27	406,000	360,066

2.88% (1)	02/15/25	305,000	295,054

3.95% (1)	07/01/24	85,000	84,000

Capital One Financial Corp.

3.27% (Secured Overnight Financing Rate + 1.790%) (5)	03/01/30	375,000	335,130

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (5),(14)	06/01/27	135,000	122,211

GGAM Finance Ltd. (Ireland)

8.00% (1)	02/15/27	115,000	118,023

8.00% (1)	06/15/28	242,000	249,260

Jane Street Group/JSG Finance, Inc.

4.50% (1)	11/15/29	435,000	406,507

Park Aerospace Holdings Ltd. (Ireland)

5.50% (1)	02/15/24	132,000	131,766

			2,721,705

Electric — 1.0%

Alliant Energy Finance LLC

3.60% (1)	03/01/32	535,000	472,202

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Electric (Continued)

Arizona Public Service Co.

3.35%	05/15/50	$1,000,000	$721,040

Duke Energy Corp.

3.85%	06/15/34	330,000	361,462

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	300,000	297,420

TenneT Holding BV (Netherlands)

2.75% (9)	05/17/42	115,000	118,776

4.50% (9)	10/28/34	200,000	246,633

4.75% (9)	10/28/42	110,000	142,641

			2,360,174

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

4.38% (1)	03/31/29	150,000	135,128

Engineering & Construction — 0.1%

Artera Services LLC

9.03% (1)	12/04/25	254,000	241,150

Entertainment — 0.8%

Banijay Entertainment SASU (France)

8.13% (1)	05/01/29	200,000	206,103

Everi Holdings, Inc.

5.00% (1)	07/15/29	275,000	251,625

Penn Entertainment, Inc.

5.63% (1)	01/15/27	165,000	160,111

WarnerMedia Holdings, Inc.

4.28%	03/15/32	5,000	4,576

5.05%	03/15/42	630,000	556,170

5.14%	03/15/52	756,000	651,226

			1,829,811

Environmental Control — 0.1%

Waste Pro USA, Inc.

5.50% (1)	02/15/26	380,000	366,179

Food — 0.9%

B&G Foods, Inc.

5.25%	04/01/25	42,000	41,580

H-Food Holdings LLC/Hearthside Finance Co., Inc.

8.50% (1)	06/01/26	244,000	24,400

JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL

6.75% (1)	03/15/34	125,000	131,639

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

3.75%	12/01/31	650,000	560,137

5.50%	01/15/30	25,000	24,593

6.50%	12/01/52	180,000	180,974

Kraft Heinz Foods Co.

6.38%	07/15/28	210,000	224,692

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Pilgrim’s Pride Corp.

4.25%	04/15/31	$285,000	$257,700

6.88%	05/15/34	250,000	270,158

Post Holdings, Inc.

4.63% (1)	04/15/30	270,000	248,642

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed

4.63% (1)	03/01/29	300,000	260,424

			2,224,939

Gas — 0.3%

National Gas Transmission PLC (United Kingdom)

4.25% (9)	04/05/30	100,000	114,805

Southern Co. Gas Capital Corp.

3.88%	11/15/25	640,000	624,425

			739,230

Health Care-Products — 0.3%

DENTSPLY SIRONA, Inc.

3.25%	06/01/30	295,000	260,907

Embecta Corp.

5.00% (1)	02/15/30	400,000	340,316

Sartorius Finance BV (Germany)

4.50% (9)	09/14/32	100,000	115,237

			716,460

Health Care-Services — 1.0%

Cano Health LLC

6.25% (1)	10/01/28	98,000	7,522

Catalent Pharma Solutions, Inc.

3.50% (1)	04/01/30	450,000	391,963

Centene Corp.

2.45%	07/15/28	220,000	196,555

3.00%	10/15/30	248,000	215,091

Fortrea Holdings, Inc.

7.50% (1)	07/01/30	125,000	129,107

HCA, Inc.

3.50%	07/15/51	154,000	108,982

5.38%	09/01/26	65,000	65,405

5.63%	09/01/28	100,000	102,386

7.05%	12/01/27	235,000	249,422

HealthEquity, Inc.

4.50% (1)	10/01/29	265,000	245,568

Kedrion SpA (Italy)

6.50% (1)	09/01/29	335,000	306,525

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29	300,000	245,730

Tenet Healthcare Corp.

4.88%	01/01/26	260,000	257,325

			2,521,581

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Household Products/Wares — 0.1%

Central Garden & Pet Co.

4.13%	10/15/30	$24,000	$21,868

Spectrum Brands, Inc.

3.88% (1)	03/15/31	120,000	109,069

			130,937

Housewares — 0.1%

Newell Brands, Inc.

6.50%	04/01/46	300,000	249,838

Insurance — 1.5%

Acrisure LLC/Acrisure Finance, Inc.

4.25% (1)	02/15/29	280,000	255,618

6.00% (1)	08/01/29	160,000	146,400

Athene Global Funding

1.61% (1)	06/29/26	285,000	258,384

1.99% (1)	08/19/28	425,000	367,523

3.21% (1)	03/08/27	135,000	124,038

Brown & Brown, Inc.

4.95%	03/17/52	145,000	128,564

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	512,522

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(5)	11/01/57	5,000	3,856

HUB International Ltd.

7.00% (1)	05/01/26	125,000	125,625

Nationwide Mutual Insurance Co.

7.94% (3 mo. USD LIBOR + 2.290%) (1),(5)	12/15/24	1,000,000	999,156

Teachers Insurance & Annuity Association of America

4.38% (3 mo. USD LIBOR + 2.661%) (1),(5)	09/15/54	675,000	664,475

			3,586,161

Internet — 0.3%

Netflix, Inc.

5.88%	02/15/25	485,000	488,997

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.

4.75% (1)	04/30/27	80,000	76,800

Tencent Holdings Ltd.(China)

3.68% (1)	04/22/41	285,000	224,353

			790,150

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

4.38%	02/01/29	80,000	67,200

5.25%	05/15/27	274,000	248,312

9.75% (1)	01/15/29	65,000	66,434

			381,946

Issues	Maturity Date	Principal Amount	Value

Iron & Steel — 0.1%

ATI, Inc.

7.25%	08/15/30	$121,000	$126,445

Machinery-Diversified — 0.2%

OT Merger Corp.

7.88% (1)	10/15/29	575,000	348,692

Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada)

7.75% (1)	04/15/26	140,000	140,000

			488,692

Media — 1.2%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	340,300

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	165,000	131,482

4.80%	03/01/50	65,000	50,398

5.25%	04/01/53	355,000	297,790

5.38%	05/01/47	125,000	106,954

5.75%	04/01/48	360,000	319,972

CSC Holdings LLC

5.38% (1)	02/01/28	50,000	44,214

5.75% (1)	01/15/30	100,000	62,354

6.50% (1)	02/01/29	372,000	328,623

7.50% (1)	04/01/28	150,000	112,357

DirecTV Financing LLC/DirecTV Financing Co.-Obligor, Inc.

5.88% (1)	08/15/27	225,000	211,419

Scripps Escrow, Inc.

5.88% (1)	07/15/27	265,000	235,929

Sirius XM Radio, Inc.

3.88% (1)	09/01/31	150,000	128,510

Time Warner Cable LLC

5.50%	09/01/41	120,000	103,970

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32	615,000	527,910

			3,002,182

Metal Fabricate & Hardware — 0.1%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	126,017

Miscellaneous Manufacturers — 0.9%

General Electric Co.

6.12% (3 mo. USD Term SOFR + 0.742%) (5)	08/15/36	2,400,000	2,191,979

Oil & Gas — 0.2%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (9)	04/14/33	200,000	166,906

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

Petroleos Mexicanos

6.35%	02/12/48	$34,000	$21,729

Sunoco LP/Sunoco Finance Corp.

4.50%	04/30/30	86,000	79,710

4.50%	05/15/29	283,000	262,958

			531,303

Packaging & Containers — 0.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

5.25% (1)	08/15/27	50,000	38,902

5.25% (1)	08/15/27	300,000	234,316

Ball Corp.

6.88%	03/15/28	240,000	250,229

Berry Global, Inc.

1.57%	01/15/26	323,000	300,442

1.65%	01/15/27	149,000	134,257

4.88% (1)	07/15/26	85,000	83,583

5.50% (1)	04/15/28	95,000	96,333

Clearwater Paper Corp.

4.75% (1)	08/15/28	125,000	116,555

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	126,750

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	250,000	245,538

			1,626,905

Pharmaceuticals — 1.0%

1375209 BC Ltd. (Canada)

9.00% (1)	01/30/28	240,000	234,205

180 Medical, Inc. (United Kingdom)

3.88% (1)	10/15/29	275,000	248,298

Bayer U.S. Finance II LLC

4.63% (1)	06/25/38	515,000	442,949

4.88% (1)	06/25/48	285,000	240,675

Bayer U.S. Finance LLC

6.50% (1)	11/21/33	360,000	371,380

Grifols SA (Spain)

4.75% (1)	10/15/28	205,000	186,858

Option Care Health, Inc.

4.38% (1)	10/31/29	275,000	251,020

Prestige Brands, Inc.

3.75% (1)	04/01/31	445,000	389,495

			2,364,880

Pipelines — 0.8%

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (5),(14)	02/15/28	634,000	531,761

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29	$275,000	$266,608

Rockies Express Pipeline LLC

4.80% (1)	05/15/30	125,000	115,000

4.95% (1)	07/15/29	425,000	407,392

TransMontaigne Partners LP/TLP Finance Corp.

6.13%	02/15/26	265,000	242,144

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29	93,000	84,018

Venture Global LNG, Inc.

9.50% (1)	02/01/29	235,000	248,757

			1,895,680

Real Estate — 0.2%

Annington Funding PLC (United Kingdom)

3.69% (9)	07/12/34	100,000	108,030

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (9)	05/04/28	150,000	139,184

1.75% (9)	03/12/29	100,000	93,192

China Aoyuan Group Ltd.

6.35% (4),(9),(13)	02/08/24	400,000	9,000

Greystar Real Estate Partners LLC

7.75% (1)	09/01/30	125,000	131,250

Sunac China Holdings Ltd.

6.00% (1),(2),(4),(13)	09/30/26	17,586	2,198

6.25% (1),(2),(4),(13)	09/30/27	17,586	1,891

6.50% (1),(2),(4),(13)	09/30/27	35,173	3,253

6.75% (1),(2),(4),(13)	09/30/28	52,759	4,353

7.00% (1),(2),(4),(13)	09/30/29	52,759	4,089

7.25% (1),(2),(4),(13)	09/30/30	24,786	1,797

Vonovia SE (Germany)

1.50% (9)	06/14/41	100,000	72,233

Zhenro Properties Group Ltd. (China)

6.63% (4),(9),(13)	01/07/26	200,000	2,400

			572,870

REIT — 2.4%

American Assets Trust LP

3.38%	02/01/31	275,000	224,705

American Homes 4 Rent LP

4.30%	04/15/52	315,000	256,366

American Tower Corp.

0.88%	05/21/29	150,000	144,703

0.95%	10/05/30	215,000	199,730

1.00%	01/15/32	265,000	240,227

2.70%	04/15/31	195,000	167,578

CapitaLand Ascendas REIT (Singapore)

0.75% (9)	06/23/28	115,000	108,878

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Digital Intrepid Holding BV (Netherlands)

0.63% (9)	07/15/31	$365,000	$317,746

Extra Space Storage LP

2.40%	10/15/31	56,000	46,214

2.55%	06/01/31	320,000	266,362

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29	210,000	209,828

5.38%	04/15/26	421,000	418,660

5.75%	06/01/28	345,000	348,374

Healthcare Realty Holdings LP

2.00%	03/15/31	80,000	64,083

2.05%	03/15/31	32,000	25,005

2.40%	03/15/30	205,000	168,584

3.10%	02/15/30	245,000	214,845

Hudson Pacific Properties LP

3.25%	01/15/30	90,000	67,675

3.95%	11/01/27	340,000	285,021

4.65%	04/01/29	40,000	32,497

5.95%	02/15/28	30,000	26,906

Invitation Homes Operating Partnership LP

2.00%	08/15/31	210,000	167,385

2.70%	01/15/34	135,000	108,633

4.15%	04/15/32	8,000	7,358

5.50%	08/15/33	40,000	40,095

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32	420,000	385,875

LXP Industrial Trust

2.70%	09/15/30	275,000	228,212

Prologis Euro Finance LLC

0.63%	09/10/31	165,000	149,140

4.25%	01/31/43	105,000	117,268

Realty Income Corp.

5.13%	07/06/34	120,000	146,629

VICI Properties LP

4.95%	02/15/30	40,000	38,892

5.13%	05/15/32	395,000	385,599

VICI Properties LP/VICI Note Co., Inc.

3.75% (1)	02/15/27	15,000	14,229

3.88% (1)	02/15/29	135,000	124,120

4.13% (1)	08/15/30	7,000	6,399

4.50% (1)	09/01/26	80,000	78,351

4.50% (1)	01/15/28	48,000	45,822

4.63% (1)	06/15/25	20,000	19,661

			5,897,655

Retail — 0.6%

Ferrellgas LP/Ferrellgas Finance Corp.

5.88% (1)	04/01/29	270,000	255,717

Issues	Maturity Date	Principal Amount	Value

Retail (Continued)

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30	$305,000	$269,474

FirstCash, Inc.

5.63% (1)	01/01/30	280,000	268,271

LCM Investments Holdings II LLC

8.25% (1)	08/01/31	120,000	125,110

Michaels Cos., Inc.

7.88% (1)	05/01/29	590,000	372,086

Raising Cane’s Restaurants LLC

9.38% (1)	05/01/29	110,000	117,449

			1,408,107

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

2.97% (Secured Overnight Financing Rate + 1.290% ) (1),(5)	02/16/28	250,000	232,600

Software — 0.4%

Open Text Corp. (Canada)

6.90% (1)	12/01/27	120,000	124,500

Oracle Corp.

3.80%	11/15/37	80,000	68,152

3.95%	03/25/51	600,000	472,158

6.50%	04/15/38	85,000	93,933

RingCentral, Inc.

8.50% (1)	08/15/30	115,000	117,712

			876,455

Telecommunications — 0.9%

AT&T, Inc.

4.85%	03/01/39	103,000	98,604

Frontier Communications Holdings LLC

5.00% (1)	05/01/28	285,000	263,557

6.75% (1)	05/01/29	150,000	134,287

8.63% (1)	03/15/31	96,000	97,965

Global Switch Finance BV (United Kingdom)

1.38% (9)	10/07/30	315,000	315,249

Intelsat Jackson Holdings SA (Luxembourg)

6.50% (1),(2)	03/15/30	86,000	82,435

Qwest Corp.

7.25%	09/15/25	250,000	244,688

SES GLOBAL Americas Holdings, Inc. (Luxembourg)

5.30% (1)	03/25/44	675,000	528,114

T-Mobile USA, Inc.

2.63%	04/15/26	489,000	465,548

			2,230,447

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Issues	Maturity Date	Principal Amount	Value

Water — 0.1%

Thames Water Utilities Finance PLC (United Kingdom)

4.38% (9)	01/18/31	$120,000	$125,675

Total Corporate Bonds

(Cost: $72,730,695)			69,699,663

MUNICIPAL BONDS — 0.7%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32	705,000	677,274

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	1,000,000	1,021,431

Total Municipal Bonds

(Cost: $1,823,459)			1,698,705

FOREIGN GOVERNMENT BONDS — 0.6%

Brazil Government International Bonds

3.88%	06/12/30	200,000	183,360

Colombia Government International Bonds

3.00%	01/30/30	50,000	42,210

8.00%	04/20/33	200,000	219,100

Dominican Republic International Bonds

4.50% (1)	01/30/30	200,000	184,750

Guatemala Government Bonds

3.70% (9)	10/07/33	200,000	167,200

Hungary Government International Bonds

2.13% (1)	09/22/31	200,000	161,728

Oman Government International Bonds

5.63% (9)	01/17/28	200,000	204,260

Panama Government International Bonds

2.25%	09/29/32	200,000	146,656

Republic of Poland Government International Bonds

4.88%	10/04/33	240,000	243,905

Total Foreign Government Bonds

(Cost: $1,596,220)			1,553,169

U.S. TREASURY SECURITIES — 3.5%

U.S. Treasury Notes

3.75%	12/31/28	815,000	811,339

4.38%	12/15/26	4,455,000	4,500,072

4.38%	11/30/28	1,200,000	1,228,266

4.88%	10/31/28	1,755,000	1,832,192

Total U.S. Treasury Securities

(Cost: $8,256,263)			8,371,869

Total Fixed Income Securities

(Cost: $278,040,603)			254,564,922

CONVERTIBLE SECURITIES — 0.0%

CONVERTIBLE CORPORATE BONDS — 0.0%

Commercial Services — 0.0%

Worldline SA (France)

0.00% (7),(9)	07/30/26	103,200	102,607

Issues	Maturity Date	Principal Amount	Value

Real Estate — 0.0%

Sunac China Holdings Ltd.

1.00% (1),(2),(4)	09/30/32	$21,739	$1,739

Total Convertible Corporate Bonds

(Cost: $114,302)			104,346

Total Convertible Securities

(Cost: $114,302)			104,346

Security		Shares

COMMON STOCK — 5.2%

Agriculture — 0.4%

Altria Group, Inc.		12,670	511,108

British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	460,028

			971,136

Banks — 1.3%

Bank of America Corp.		41,077	1,383,063

PNC Financial Services Group, Inc.		2,795	432,806

U.S. Bancorp		10,043	434,661

Wells Fargo & Co.		19,525	961,020

			3,211,550

Oil & Gas Services — 0.4%

USA Compression Partners LP		39,911	911,168

Pipelines — 1.0%

Energy Transfer LP		103,400	1,426,920

Enterprise Products Partners LP		38,393	1,011,655

			2,438,575

REIT — 1.4%

AGNC Investment Corp.		144,641	1,418,928

Annaly Capital Management, Inc.		41,441	802,712

Redwood Trust, Inc.		61,963	459,146

Rithm Capital Corp.		55,339	591,021

			3,271,807

Telecommunications — 0.7%

AT&T, Inc.		54,617	916,473

Intelsat SA (4),(15)		11,093	321,703

Verizon Communications, Inc.		15,224	573,945

			1,812,121

Total Common Stock

(Cost: $12,889,142)			12,616,357

MONEY MARKET INVESTMENTS — 4.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.32% (16)		10,415,500	10,415,500

Total Money Market Investments

(Cost: $10,415,500)			10,415,500

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 7.6%

U.S. TREASURY SECURITIES — 7.6%

U.S. Treasury Bills

5.33% (17)	04/16/24	$5,000,000	$4,924,240

5.34% (17)	04/04/24	4,000,000	3,962,435

5.34% (17)	04/04/24	2,000,000	1,981,218

5.34% (17)	05/16/24	7,500,000	7,356,773

Total U.S. Treasury Securities

(Cost: $18,217,393)			18,224,666

Total Short Term Investments

(Cost: $18,217,393)			18,224,666

Total Investments (122.6%)

(Cost: $319,676,940)			295,925,791

Liabilities In Excess Of Other Assets (-22.6%)			(54,527,507)

Net Assets (100.0%)			$241,398,284

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
260	2-Year U.S. Treasury Note Futures	03/28/24	$53,008,992	$53,537,656	$528,664
272	5-Year U.S. Treasury Note Futures	03/28/24	28,934,232	29,586,375	652,143

			$81,943,224	$83,124,031	$1,180,807

Short Futures
204	10-Year U.S. Treasury Note Futures	03/19/24	$(23,030,165)	$(24,075,188)	$(1,045,023)
2	30-Year Euro-Buxl Future	03/7/24	(288,974)	(313,102)	(24,128)
1	Euro SCHWATZ Futures	03/7/24	(117,462)	(117,695)	(233)
5	Euro-Bobl Future	03/7/24	(650,577)	(658,813)	(8,236)
14	Euro-Bund Future	03/7/24	(2,069,677)	(2,122,121)	(52,444)
63	U.S. Ultra Long Bond Futures	03/19/24	(7,643,863)	(8,416,405)	(772,542)

			$(33,800,718)	$(35,703,324)	$(1,902,606)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

December 31, 2023

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (18)
Citibank N.A.	EUR	181,000	01/12/24	$197,013	$200,011	$2,998

				$197,013	$200,011	$2,998

SELL (19)
Citibank N.A.	EUR	5,082,000	01/12/24	$5,378,811	$5,615,777	$(236,966)
Goldman Sachs & Co.	EUR	328,000	01/12/24	358,036	362,451	(4,415)
Citibank N.A.	GBP	725,000	01/12/24	885,088	924,275	(39,187)

				$6,621,935	$6,902,503	$(280,568)

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,476,000	12/20/53	Annual	3.520%	Annual	12-Month SOFOR	$(61,707)	$—	$(61,707)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Written Swaptions
Bank of America Corp.	$33.00	1/19/24	(210)	$(707,070)	$(26,565)	$(10,179)	$(16,386)
Wells Fargo & Co.	50.00	1/19/24	(100)	(492,200)	(8,750)	(4,847)	(3,903)

					$(35,315)	$(15,026)	$(20,289)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2023, the value of these securities amounted to $101,106,880 or 41.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Restricted security (Note 9).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

(3)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2023.
(6)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(7)	Security is not accruing interest.
(8)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(9)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2023, the value of these securities amounted to $5,005,527 or 2.1% of net assets.

(10)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(11)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(12)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of December 31, 2023.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Perpetual maturity.
(15)	Non-income producing security.
(16)	Rate disclosed is the 7-day net yield as of December 31, 2023.
(17)	Rate shown represents yield-to-maturity.
(18)	Fund buys foreign currency, sells U.S. Dollar.
(19)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector	December 31, 2023

Sector	Percentage of Net Assets
Corporate Bonds	28.9%
Residential Mortgage-Backed Securities — Non-Agency	28.2
Residential Mortgage-Backed Securities — Agency	20.8
Asset-Backed Securities	15.5
U.S. Treasury Securities	11.1
Commercial Mortgage-Backed Securities — Non-Agency	6.3
Common Stock	5.2
Money Market Investments	4.3
Commercial Mortgage-Backed Securities — Agency	1.0
Municipal Bonds	0.7
Foreign Government Bonds	0.6
Convertible Corporate Bonds	0.0 *
Other**	(22.6)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2023

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$35,917,294	$1,505,956	$37,423,250
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	2,398,515	—	2,398,515
Commercial Mortgage-Backed Securities — Non-Agency	—	14,530,526	603,790	15,134,316
Residential Mortgage-Backed Securities — Agency	—	50,096,286	—	50,096,286
Residential Mortgage-Backed Securities — Non-Agency	—	65,509,942	2,679,207	68,189,149

Total Mortgage-Backed Securities	—	132,535,269	3,282,997	135,818,266

Corporate Bonds*	—	69,670,682	28,981	69,699,663
Municipal Bonds	—	1,698,705	—	1,698,705
Foreign Government Bonds	—	1,553,169	—	1,553,169
U.S. Treasury Securities	8,371,869	—	—	8,371,869

Total Fixed Income Securities	8,371,869	241,375,119	4,817,934	254,564,922

Convertible Corporate Bonds*	—	102,607	1,739	104,346
Common Stock*	12,294,654	—	321,703	12,616,357
Money Market Investments	10,415,500	—	—	10,415,500
Short Term Investments	18,224,666	—	—	18,224,666

Total Investments	$49,306,689	$241,477,726	$5,141,376	$295,925,791

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	2,998	—	2,998
Futures Contracts
Interest Rate Risk	1,180,807	—	—	1,180,807

Total	$50,487,496	$241,480,724	$5,141,376	$297,109,596

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(1,902,606)	$—	$—	$(1,902,606)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(280,568)	—	(280,568)
Swap Agreements
Interest Rate Risk	—	(61,707)	—	(61,707)
Written Option
Equity Risk	(35,315)	—	—	(35,315)

Total	$(1,937,921)	$(342,275)	$—	$(2,280,196)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2023

ASSETS:
Investments, at Value (Cost: $319,676,940)	$295,925,791
Cash	11,940
Receivable for Securities Sold	6,235,091
Interest and Dividends Receivable	1,941,208
Cash Collateral Held for Broker	1,805,319
Receivable for Variation Margin on Open Futures Contracts to Broker	132,393
Prepaid Expenses	18,074
Receivable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	9,833
Unrealized Appreciation on Forward Currency Exchange Contracts	2,998
Foreign Tax Reclaims Receivable	836

Total Assets	306,083,483

LIABILITIES:
Payables for Securities Purchased	55,064,200
Distributions Payable	8,362,452
Accrued Other Expenses	668,671
Unrealized depreciation on Forward Currency Exchange Contracts	280,568
Interest Expense Payable	134,754
Accrued Investment Advisory Fees	125,997
Written Options, at Value (Premium Received $15,026)	35,315
Accrued Directors’ Fees and Expenses	13,242

Total Liabilities	64,685,199

NET ASSETS	$241,398,284

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(28,599,794)

NET ASSETS	$241,398,284

NET ASSET VALUE PER SHARE	$5.05

MARKET PRICE PER SHARE	$4.59

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2023

INVESTMENT INCOME:
Income
Interest	$14,681,579
Dividends (net of foreign withholding taxes of $4,494)	1,434,411

Total Investment Income	16,115,990

Expenses
Investment Advisory Fees	1,456,007
Interest Expense	199,247
Audit and Tax Service Fees	150,142
Legal Fees	145,477
Directors’ Fees and Expenses	125,689
Printing and Distribution Costs	60,818
Insurance Expense	59,146
Transfer Agent Fees	55,825
Custodian Fees	51,113
Listing Fees	48,980
Proxy Expense	47,322
Administration Fees	20,847
Accounting Fees	18,782
Miscellaneous Expense	8,754

Total Expenses	2,448,149

Net Investment Income	13,667,841

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(2,963,726)
Foreign Currency	17,855
Forward Currency Exchange Contracts	108,907
Futures Contracts	1,932,188
Written Options	134,980
Swap Agreements	(511,616)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,683,927
Foreign Currency	1,200
Forward Currency Exchange Contracts	(195,222)
Futures Contracts	(946,981)
Written Options	(52,162)
Swap Agreements	640,303

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	8,849,653

INCREASE IN NET ASSETS FROM OPERATIONS	$22,517,494

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net Investment Income	$13,667,841	$12,395,158
Net Realized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(1,281,412)	3,252,291
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	10,131,065	(36,137,080)

Increase (Decrease) in Net Assets Resulting from Operations	22,517,494	(20,489,631)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(16,963,831)	(15,449,037)

Shares Issued in Reinvestment of Dividends (0 for the year ended December 31, 2023 and 37,001 for the year ended December 31, 2022)	—	210,539

Total Increase (Decrease) in Net Assets	5,553,663	(35,728,129)

NET ASSETS:
Beginning of year	235,844,621	271,572,750

End of year	$241,398,284	$235,844,621

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:
Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
. The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.
 Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at-the-money,
and
out-of-the-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 2 — Significant Accounting Policies (Continued)

Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.
Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2022	$724,120	$—	$267,870	$—	$88,480	$2,903,386	$3,983,856
Accrued Discounts (Premiums)	—	—	—	6	118	(192,146)	(192,022)
Realized Gain (Loss)	—	—	(27)	—	239	—	212
Change in Unrealized Appreciation (Depreciation)	(68,164)	302	53,860	(14,371)	(43,513)	(32,033)	(103,919)
Purchases	850,000	603,488	—	16,104	110,896	—	1,580,488
Sales	—	—	—	—	(127,239)	—	(127,239)
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of December 31, 2023	$1,505,956	$603,790	$321,703	$1,739	$28,981	$2,679,207	$5,141,376

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023	$(68,164)	$302	$53,860	$(14,371)	$(43,513)	$(32,033)	$(103,919)

Significant unobservable valuation inputs for Level 3 investments as of December 31, 2023 are as follows:

Description	Fair Value at December 31, 2023	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,505,956	Broker Quote	Offered Quote	$101.906 to $18,995.051	$176.472	Increase
Commercial Mortgage-Backed Securities — Non-Agency	$603,790	Broker Quote	Offered Quote	$99.800	$99.800	Increase
Common Stock	$321,703	Third-party Vendor	Vendor Prices	$29.001	$29.001	Increase
Convertible Corporate Bonds	$1,739	Third-party Vendor	Vendor Prices	$8.000	$8.000	Increase
Corporate Bonds	$28,981	Third-party Vendor	Vendor Prices	$1.200 to $12.500	$3.620	Increase
Residential Mortgage-Backed Securities — Non-Agency	$2,679,207	Third-party Vendor	Vendor Prices	$0.001 to $16.923	$3.286	Increase
Security Transactions and Related Investment Income:
Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend
date. Interest income is recognized on an accrual

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates:
The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
 Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 2 — Significant Accounting Policies (Continued)

For the year ended December 31, 2023, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$1,180,807	$1,180,807
Forward Currency Exchange Contracts	—	2,998	—	2,998

Total Value	$—	$2,998	$1,180,807	$1,183,805

Liability Derivatives
Forward Currency Exchange Contracts	$—	$(280,568)	$—	$(280,568)
Written Options	(35,315)	—	—	(35,315)
Swap Agreements (2)	—	—	(61,707)	(61,707)
Futures Contracts (1)	—	—	(1,902,606)	(1,902,606)

Total Value	$(35,315)	$(280,568)	$(1,964,313)	$(2,280,196)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$108,907	$—	$108,907
Futures Contracts	—	—	1,932,188	1,932,188
Written Options	134,980	—	—	134,980
Swap Agreements	—	—	(511,616)	(511,616)

Net Realized Gain (Loss)	$134,980	$108,907	$1,420,572	$1,664,459

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$(195,222)	$—	$(195,222)
Futures Contracts	—	—	(946,981)	(946,981)
Written Options	(52,162)	—	—	(52,162)
Swap Agreements	—	—	640,303	640,303

Total Net Change in Appreciation (Depreciation)	$(52,162)	$(195,222)	$(306,678)	$(554,062)

Number of Contracts or Notional Amounts (3)
Forward Currency Exchange Contracts	$ —	$5,479,288	$ —	$5,479,288
Futures Contracts	—	—	355	355
Written Options	397	—	—	397
Swap Agreements	$ —	$ —	$5,165,417	$5,165,417

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2023 is reported within the Statement of Assets and Liabilities.

(2)
Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on December 31, 2023 is reported within the Statement of Assets and Liabilities.

(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2023.
Counterparty Credit Risk:
Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”)
No. 2011-11,
Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 2 — Significant Accounting Policies (Continued)

Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2023:

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$2,998	$—	$(2,998)	$—

Total	$2,998	$—	$(2,998)	$—

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of December 31, 2023:

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citibank N.A.
Foreign Currency Exchange Contracts	$276,153	$(273,155)	$(2,998)	$—
Goldman Sachs & Co
Foreign Currency Exchange Contracts	4,415	—	—	4,415

Total	$280,568	$(273,155)	$(2,998)	$4,415

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 3 — Portfolio Investments (Continued)

holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at December 31, 2023 are listed in the Fund’s Schedule of Investments.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements:
 The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of December 31, 2023.
Securities Lending:
The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2023.
Derivatives:
Forward Currency Exchange Contracts:
The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at December 31, 2023 are disclosed in the Schedule of Investments.
Futures Contracts:
The Fund may enter into futures contracts.

The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2023, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2023 are listed in the Fund’s Schedule of Investments.
Options:
 The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 3 — Portfolio Investments (Continued)

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended December 31, 2023, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:
 The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 3 — Portfolio Investments (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2023, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at December 31, 2023 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:
The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
LIBOR Risk:
 The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
The following table shows character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year End
	Year Ended December 31, 2023	Year Ended December 31, 2022	December 31, 2023	December 31, 2022
Ordinary Income	$16,963,831	$11,490,762	$—	$—
Capital Gain	—	3,958,275	—	—

	$16,963,831	$15,449,037	$—	$—

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

At December 31, 2023, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$12,886,381
Unrealized (depreciation)	(38,194,080)

Net unrealized appreciation	$(25,307,699)

Cost of Investments for Federal Income Tax Purposes	$321,233,490

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2023:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$2,569,702
Accumulated Net Realized Loss on Investments	$(2,569,702)
Paid in Capital	$—
At December 31, 2023, the Fund had net short-term and long-term realized capital losses that will be carried forward indefinitely for federal income tax purposes of $218,421 and $2,291,075, respectively.
The Fund did not have any unrecognized tax benefits at December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the year ended December 31, 2023 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $52,418,670 and $76,630,889, respectively, for
non-U.S.
Government securities, and aggregated to $593,513,387 and $585,155,277, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $125,689 from the Fund for the year ended December 31, 2023. Directors may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

TCW Strategic Income Fund, Inc.

December 31, 2023

Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at December 31, 2023 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$639,753	0.27%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$84,258	$82,435	0.03%
Sunac China Holdings Ltd., 1.00%, 9/30/2027	11/2/2021	$16,110	$1,739	0.00%
Sunac China Holdings Ltd., 6.00%, 9/30/2026	11/2/2021	$14,031	$2,198	0.00%
Sunac China Holdings Ltd., 6.25%, 9/30/2027	11/2/2021	$11,907	$1,891	0.00%
Sunac China Holdings Ltd., 6.50%, 9/30/2027	11/2/2021	$21,551	$3,253	0.00%
Sunac China Holdings Ltd., 6.75%, 9/30/2028	11/2/2021	$27,222	$4,353	0.00%
Sunac China Holdings Ltd., 7.00%, 9/30/2029	11/2/2021	$25,516	$4,089	0.00%
Sunac China Holdings Ltd., 7.25%, 9/30/2030	11/2/2021	$10,787	$1,797	0.00%

		$946,382	$741,508	0.30%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The average daily loan balance during the year ended December 31, 2023, at such time as loans were outstanding, amounted to $1,577,966 and the weighted average interest rate was 6.05%. Interest expense on the line of credit was $30,838 for the year ended December 31, 2023. The maximum outstanding loan balance during the year ended December 31, 2023 was $2,400,000. The Fund did not have any outstanding loan balance as of December 31, 2023. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 11 — Indemnifications (Continued)

experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update
No. 2021-01
(“ASU
2021-01”),
“Reference Rate Reform (Topic 848)”. ASU
2021-01
is an update of
ASU 2020-04,
which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU
2020-04
provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.
ASU 2020-04
is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU
2021-01
update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued
ASU No. 2022-06,
Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The amendments in this update are in effect for the Fund. There have been no impacts to date.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU
2022-03”).
ASU
2022-03
(1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU
2022-03
on our financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights	December 31, 2023

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Asset Value Per Share, Beginning of year	$4.94	$5.69	$5.85	$5.73	$5.65

Income from Operations:
Net Investment Income (1)	0.29	0.26	0.32	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.18	(0.69)	(0.11)	0.11	0.14

Total from Investment Operations	0.47	(0.43)	0.21	0.40	0.47

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.24)	(0.25)	(0.28)	(0.35)
Distributions from Net Realized Gains	—	(0.08)	(0.12)	—	(0.04)

Total Distributions	(0.36)	(0.32)	(0.37)	(0.28)	(0.39)

Net Asset Value Per Share, End of year	$5.05	$4.94	$5.69	$5.85	$5.73

Market Value Per Share, End of year	$4.59	$4.62	$5.77	$5.69	$5.77

Net Asset Value Total Return (2)	9.84%	(7.51)%	3.55%	7.25%	8.37%
Market Price Return (3)	7.15%	(14.34)%	8.03%	3.75%	17.14%
Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$241,398	$235,845	$271,573	$279,067	$273,293

Ratio of Expenses Before Interest Expense to Average Net Assets	0.93%	0.95%	0.93%	0.93%	0.85%

Ratio of Interest Expense to Average Net Assets	0.08%	0.07%	0.02%	0.04%	0.02%

Ratio of Total Expenses to Average Net Assets	1.01%	1.02%	0.95%	0.97%	0.87%

Ratio of Net Investment Income to Average Net Assets	5.67%	4.90%	5.38%	5.07%	5.62%

Portfolio Turnover Rate	234.87%	155.62%	178.02%	72.59%	34.64%

Asset Coverage Ratio Per Share (4)	—	—	—	—	—

Total Debt Outstanding	—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(4)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of
TCW Strategic Income Fund, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2024
We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Privacy Policy
The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds	Sepulveda Management LLC TCW Direct Lending LLC TCW Direct Lending VII LLC	TCW Direct Lending VIII LLC TCW Star Direct Lending LLC TCW ETF TRUST
Effective January 2024

WHAT YOU SHOULD KNOW
At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.
We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.
We are providing this notice to you to comply with the requirements of Regulation
S-P,
“Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY
We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and TCW ETF TRUST (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.
In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT
We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾
Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾
Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾
Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out
provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS
Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and TCW ETF TRUST.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds	Sepulveda Management LLC TCW Direct Lending LLC TCW Direct Lending VII LLC	TCW Direct Lending VIII LLC TCW Star Direct Lending LLC TCW ETF TRUST
Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors of the Fund (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Fund as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.
At an
in-person
meeting on September 11, 2023, the Board approved the renewal of the Agreement for an additional one-year
term from February 6, 2024 through February 5, 2025. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by videoconference in a working session on August 30, 2023 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 11, 2023 they also met separately with their independent legal counsel to discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.
1. Information received
Materials reviewed
— During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory
clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.
Review process —
The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.
2. Nature, extent, and quality of services provided by the Advisor
The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that have been experienced over the past several years. The Board and the Independent Directors considered the Advisor’s continued commitment and ability to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Advisor (“TCW”), continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements, including business continuity and cyber security, as well as budgeting for certain future initiatives. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting and legal matters. They noted the substantial additional resources made available by TCW. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised
clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.
The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.
3. Investment results
The Board and the Independent Directors considered the investment results of the Fund in light of its investment objective and principal investment strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2023. The Board and the Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with Broadridge. In reviewing the Fund’s relative performance, the Board and the Independent

TCW Strategic Income Fund, Inc.

Directors took into account the Fund’s investment strategies, distinct characteristics, asset size and diversification.
The Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-year
period, the second quintile for the five- and three-year periods and the first quintile for the one-year
period. The Board and the Independent Directors also considered that the Fund experienced significantly less volatility than the other funds in the peer group.
The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders over the long term.
4. Advisory fees and total expenses
The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of the Fund (as a percentage of average net assets) with the median management fee and operating expense level of the other funds in the Broadridge peer group. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that the Fund’s management fee was below and total expenses were at the median of the peer group funds. The Board and the Independent Directors concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should continue to benefit the Fund and its shareholders.
The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory
clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the more extensive services provided by the Advisor to the Fund and the Advisor’s significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.
5. The Advisor’s costs, level of profits, and economies of scale
The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

TCW Strategic Income Fund, Inc.
Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients in addition to investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.
6. Ancillary benefits
The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund. The Board and the Independent Directors concluded that any potential benefits to be received or to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.
7. Conclusions
Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1. By	calling 1-877-829-4768 to obtain a hard copy; or

2. By	going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 6, 2023 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 6, 2023 and Interim Written Affirmations on March 1, 2023 and January 8, 2024. In accordance with Section 303A.14(d) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Recovery Policy Affirmation on December 26, 2023.

TCW Strategic Income Fund, Inc.
Report of Annual Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 12, 2023. At the Annual Meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Samuel P. Bell*	29,818,637	4,187,831
Patrick C. Haden	29,882,702	4,123,767
Kathryn Koch**	29,529,167	4,477,303
Peter McMillan	29,686,296	4,320,175
Victoria B. Rogers	29,626,361	4,380,111
Andrew Tarica	29,692,488	4,313,981

2)
Ratification of Selection of Independent Registered Public Accounting Firm
— the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2023.

For	Against	Abstain
20,351,631	132,289	237,782

*	Retired from the Board effective December 31, 2023.
**	Resigned from the Board effective December 31, 2023.

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.
Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 1.93% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2023.
The dividend received deduction percentage for the Fund’s corporate shareholders was 1.67% for the fiscal year ended December 31, 2023.
This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form
1099-DIV
provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.
Directors and Officers

A board of four directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, their business addresses and their principal occupations for the last five years are set forth below.
Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (2)	Other Directorships held by Director
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.
Co-founder
(since 2019), Pacific Oak Capital Advisors (investment advisory firm);
Co-founder,
Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm);
Co-founder
		and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).
Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s
Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund); TCW ETF Trust (exchange-traded fund).

Andrew Tarica (1959)	Mr. Tarica has served as a director of the Fund since March 2012.	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).
Metropolitan West Funds
(mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.
(2)	Position with company may have changed over time.

TCW Strategic Income Fund, Inc.
Directors and Officers (Continued)

The officers of the Fund who are not directors of the Fund are:

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Megan McClellan (1978)	President and Principal Executive Officer	Group Managing Director (since July 2023), the Advisor, The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Andrew Bowden (1961)	Executive Vice President	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC; Chief Operating Officer (August 2021 – September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020 – February 2021); and Senior Vice President and General Counsel (May 2015 – March 2020), Jackson Financial Inc.
Eric Chan (1978)	Assistant Treasurer	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer, Metropolitan West Funds (since 2010) and TCW Funds, Inc. (since 2009). Mr. Chan is a Certified Public Accountant
Peter Davidson (1972)	Vice President and Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Secretary (since September 2022 and December 2023, respectively), Metropolitan West Funds and TCW Funds, Inc.; Assistant Secretary of TCW Funds, Inc. and Metropolitan West Funds (September 2022 – December 2023); Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers; Assistant General Counsel (2003 – October 2019), Invesco Ltd.

TCW Strategic Income Fund, Inc.

Name and Year of Birth (1)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC.
Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Funds, Inc. and (since February 2021) Metropolitan West Funds.
Gladys Xiques (1973)	Chief Compliance Officer and AML Officer
Chief Compliance Officer and AML
Officer (since January 2021), TCW Funds, Inc. and Metropolitan West Funds; Group Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, the Advisor, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC.

(1)	The address of each officer is c/o the TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

TCW Strategic Income Fund, Inc.

515 South Flower Street
Los Angeles, California 90071

800 386 3829

www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, California 90071

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

LEGAL COUNSEL
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, California 94111
DIRECTORS

Patrick C. Haden
Director and Chairman

Peter McMillan
Director

Victoria B. Rogers
Director

Andrew Tarica
Director

OFFICERS
Megan McClellan
President and Principal Executive Officer

Andrew Bowden
Executive Vice President

Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Gladys Xiques
Chief Compliance Officer
and Anti-Money Laundering Officer

Lisa Eisen
Tax Officer

Eric W. Chan
Assistant Treasurer

Peter Davidson
Vice President and Secretary

TSIart9445  12/31/21

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial expert is Victoria B. Rogers. She has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2023	2022
$83,323	$80,896

(b) Audit-Related Fees

For the fiscal years December 31, 2023 and December 31, 2022, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2023	2022
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2023	2022
$6,135	$5,956

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2023	2022
$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Patrick C. Haden

Peter McMillan

Victoria B. Rogers

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Name	Experience with the Fund	Primary Title with Investment Advisor
Jerry Cudzil	Since September 2023	Generalist Portfolio Manager since 2023. Previously, Head of Credit Trading since 2012.

Stephen M. Kane, CFA	Since December 2009	Generalist Portfolio Manager since December 2009.

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager since 2023. Previously, Specialist Portfolio Manager, since 2015.

Bryan T. Whalen, CFA	Since December 2009	Generalist Portfolio Manager since December 2009.

*	The foregoing information regarding the Registrant’s portfolio managers is as of February 20, 2024. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2023 in millions.

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jerry Cudzil	29	$89,664	22	$17,178	183	$48,265	0	$0	10	$3,376	6	$3,288
Stephen M. Kane, CFA	30	$89,414	22	$16,097	167	$43,072	0	$0	3	$391	9	$4,331
Ruben Hovhannisyan, CFA	29	$89,096	17	$14,984	166	$42,075	0	$0	3	$391	6	$3,288
Bryan T. Whalen, CFA	30	$91,469	28	$17,772	209	$56,565	0	$0	5	$472	11	$6,993

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., the Metropolitan West Funds, and TCW ETF Trust (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (the “Advisor’s”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) Share Ownership in Registrant as of December 31, 2023.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jerry Cudzil	X
Stephen M. Kane, CFA							X
Ruben Hovhannisyan, CFA			X
Bryan T. Whalen, CFA					X

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	March 6, 2024

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	March 6, 2024